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                                                                 Exhibit 10.22



                                   April 27, 1998


Patrick Dirk
Chairman
Troy Systems, Inc.
2331 S. Pullman St.
Santa Ana, CA  92705

     Re: Second Amendment ("Amendment") to the Loan Agreement dated June 19, 1997 (all prior Amendments, this Amendment, and the Loan Agreement together called the "Agreement")

Dear Mr. Dirk:

     In reference to the Agreement between Union Bank of California, N.A. ("Bank") and Troy Systems, Inc. ("Borrower"), the Bank and Borrower desire to amend the Agreement. Capitalized terms used herein which are not otherwise defined shall have the meaning given them in the Agreement.

     Amendments to the Agreement

     (a)1.5 The Standby Letters of Credit. The last sentence of the paragraph shall be deleted and replaced with the following:

     "No L/C shall expire after June 30, 1999."

     Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall not be a waiver of any existing or future default or breach of a condition or covenant unless specified herein.

     This Amendment shall become effective when the Bank shall have received the acknowledgment copy of this Amendment executed by the Borrower, all of which must be received before April 30, 1998.

                                             Very truly yours,

                                             UNION BANK OF CALIFORNIA, N.A.

                                             By:  /s/ Margaret Furbank
                                                --------------------------------
                                             Title:  Vice President
                                                   -----------------------------

                                             By:  /s/Jack Lenhof
                                                --------------------------------
                                             Title:  Vice President
                                                   -----------------------------

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Agreed and Accepted to this 27th day of
April, 1998.

Troy Systems, Inc.

By:  /s/ Patrick J. Dirk
   --------------------------------
Title:  Chief Executive Officer
      -----------------------------